Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

Wells Fargo Advantage California Tax-Free Money Market Fund

Wells Fargo Advantage California Tax-Free Money Market Trust

Wells Fargo Advantage Cash Investment Money Market Fund

Wells Fargo Advantage Government Money Market Fund

Wells Fargo Advantage Heritage Money Market FundSM

Wells Fargo Advantage Minnesota Money Market Fund

Wells Fargo Advantage Money Market Fund

Wells Fargo Advantage Money Market Trust

Wells Fargo Advantage Municipal Money Market Fund

Wells Fargo Advantage National Tax-Free Money Market Fund

Wells Fargo Advantage National Tax-Free Money Market Trust

Wells Fargo Advantage Overland Express Sweep FundSM

Wells Fargo Advantage Prime Investment Money Market Fund

Wells Fargo Advantage Treasury Plus Money Market Fund

Wells Fargo Advantage 100% Treasury Money Market Fund

WELLS FARGO VARIABLE TRUST

Wells Fargo Advantage VT Money Market Fund

Supplement dated December 5, 2008, to the Prospectus dated May 1, 2008, as previously supplemented on

October 10, 2008

WELLS FARGO ADVANTAGE FUNDS® WILL CONTINUE TO PARTICIPATE IN THE

U.S. TREASURY’S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

On October 3, 2008, the Board of Trustees of Wells Fargo Funds Trust and Wells Fargo Variable Trust (collectively, the “Board”) unanimously approved the participation of each of the funds listed above (the “Funds”) in the initial three-month term of the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”).

On November 24, 2008, the Treasury announced its decision to extend the Program for the period from December 19, 2008 through April 30, 2009 (the “Extended Program”). On December 4, 2008, the Board unanimously approved the participation of each of the Funds in the Extended Program.

Consistent with the Funds’ participation in the initial three-month term, the Extended Program applies only to shareholders of record of each Fund as of September 19, 2008. Subject to certain conditions and limitations, in the event that the market-based net asset value per share of a Fund falls below $0.995 and the Fund liquidates its holdings, any shares held by an investor in the Fund as of the close of business on September 19, 2008, or held by the investor when the market-based net asset value per share of the Fund falls below $0.995, whichever is less, are insured against loss under the Extended Program. Shares acquired by investors after September 19, 2008 are generally not eligible for protection under the Extended Program.

Participation in the Extended Program requires a payment to the Treasury in the amount of either 0.015% or 0.022%, depending upon the market-based net asset value of a Fund as of September 19, 2008 (the “Program Participation Payment”). The Board has determined that the Program Participation Payment is an extraordinary expense that will be borne by each Fund without regard to the expense cap currently in effect for such Fund. The Program Participation Payment is borne by the current assets of each Fund as a whole, notwithstanding that the Extended Program applies to only shareholders of record as of

September 19, 2008, as described above.

The Secretary of the Treasury may extend the Program beyond April 30, 2009 through the close of business on

September 18, 2009. If the Program is further extended, the Board will consider whether each Fund should continue to participate.

VTF128/P1410S2